Shareholders' Equity	12 Months Ended
Jul. 03, 2016
Equity [Abstract]
Shareholders' Equity

SHAREHOLDERS’ EQUITY

We have 12,000,000 shares of authorized common stock, par value $.01 per share, with 3,565,857 and 3,526,700 shares outstanding at July 3, 2016 and June 28, 2015, respectively. Holders of our common stock are entitled to one vote for each share on all matters voted on by shareholders.

Our Board of Directors authorized a stock repurchase program to buy back up to 3,839,395 outstanding shares of our common stock as of July 3, 2016. As of July 3, 2016, 3,655,322 shares have been repurchased under this program at a cost of approximately $136.4 million. No shares were repurchased under this program during 2016 or 2015.